Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
2nd Quarter Ended June 30, 2015

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by risks that the acquisitions of the Hong Kong and Singapore operations of Royal & Sun Alliance Insurance plc disrupt the company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amount of costs, fees, expenses and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Six Months Ended
	June 30,		$	%	June 30,		$	%
	2015	2014	Difference	Difference	2015	2014	Difference	Difference
HIGHLIGHTS
Gross premiums written	$825,970	$760,405	$65,565	8.6%	$1,706,584	$1,661,798	$44,786	2.7%
Net premiums written	603,669	553,924	49,745	9.0%	1,376,197	1,325,538	50,659	3.8%
Net premiums earned	646,376	537,247	109,129	20.3%	1,214,924	1,067,532	147,392	13.8%
Underwriting income	5,874	51,925	(46,051)	(88.7)%	73,409	158,862	(85,453)	(53.8)%
Operating income	25,835	76,071	(50,236)	(66.0)%	117,516	205,930	(88,414)	(42.9)%
Net income	9,458	151,863	(142,405)	(93.8)%	133,814	328,835	(195,021)	(59.3)%

Total shareholders' equity	3,624,801	3,682,762	(57,961)	(1.6)%	3,624,801	3,682,762	(57,961)	(1.6)%
Cash flows provided by operating activities	109,826	145,842	(36,016)	(24.7)%	427,402	448,938	(21,536)	(4.8)%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$0.10	$1.55	$(1.45)	(93.5)%	$1.42	$3.33	$(1.91)	(57.4)%
Operating income	$0.28	$0.78	$(0.50)	(64.1)%	$1.25	$2.09	$(0.84)	(40.2)%
Diluted earnings per share
Net income	$0.10	$1.52	$(1.42)	(93.4)%	$1.40	$3.27	$(1.87)	(57.2)%
Operating income	$0.27	$0.76	$(0.49)	(64.5)%	$1.23	$2.05	$(0.82)	(40.0)%

Book value per share	$39.92	$37.99	$1.93	5.1%	$39.92	$37.99	$1.93	5.1%
Diluted book value per share	$38.75	$36.98	$1.77	4.8%	$38.75	$36.98	$1.77	4.8%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	1.0%	16.6%		(15.6) pts	7.2%	18.3%		(11.1) pts
Annualized ROAE, operating income	2.8%	8.3%		(5.5) pts	6.3%	11.4%		(5.1) pts
Financial statement portfolio return	0.3%	1.4%		(1.1) pts	1.3%	2.6%		(1.3) pts

GAAP Ratios
Loss and loss expense ratio	66.8%	58.6%		(8.2) pts	62.3%	55.3%		(7.0) pts
Acquisition cost ratio	15.6%	13.8%		(1.8) pts	14.8%	13.3%		(1.5) pts
General and administrative expense ratio	16.8%	17.9%		1.1 pts	16.9%	16.5%		(0.4) pts
Expense ratio	32.4%	31.7%		(0.7) pts	31.7%	29.8%		(1.9) pts
Combined ratio	99.2%	90.3%		(8.9) pts	94.0%	85.1%		(8.9) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Revenues
Gross premiums written	$825,970	$880,614	$565,743	$707,884	$760,405	$1,706,584	$1,661,798
Net premiums written	$603,669	$772,528	$427,795	$568,242	$553,924	$1,376,197	$1,325,538
Net premiums earned	$646,376	$568,548	$573,489	$541,737	$537,247	$1,214,924	$1,067,532
Net investment income	42,760	44,551	49,050	43,412	36,793	87,311	84,412
Net realized investment (losses) gains	(20,182)	45,025	(15,329)	(35,136)	85,217	24,843	139,422
Other income	924	854	1,032	1,032	—	1,778	—
Total revenues	$669,878	$658,978	$608,242	$551,045	$659,257	$1,328,856	$1,291,366

Expenses
Net losses and loss expenses	$431,521	$325,176	$272,959	$336,090	$314,855	$756,697	$590,141
Acquisition costs	100,618	78,699	80,718	72,403	74,279	179,317	142,001
General and administrative expenses	108,363	97,138	100,914	88,294	96,188	205,501	176,528
Other expense	1,235	1,823	2,003	6,575	—	3,058	—
Amortization of intangible assets	2,819	633	633	633	634	3,452	1,267
Interest expense	14,466	14,337	14,304	14,325	14,592	28,803	29,126
Foreign exchange loss (gain)	1,265	9,897	(21)	278	651	11,162	700
Total expenses	$660,287	$527,703	$471,510	$518,598	$501,199	$1,187,990	$939,763

Income before income taxes	$9,591	$131,275	$136,732	$32,447	$158,058	$140,866	$351,603
Income tax expense	133	6,919	6,223	1,532	6,195	7,052	22,768
Net income	$9,458	$124,356	$130,509	$30,915	$151,863	$133,814	$328,835

GAAP Ratios
Loss and loss expense ratio	66.8%	57.2%	47.6%	62.0%	58.6%	62.3%	55.3%
Acquisition cost ratio	15.6%	13.8%	14.1%	13.4%	13.8%	14.8%	13.3%
General and administrative expense ratio	16.8%	17.1%	17.6%	16.3%	17.9%	16.9%	16.5%
Expense ratio	32.4%	30.9%	31.7%	29.7%	31.7%	31.7%	29.8%
Combined ratio	99.2%	88.1%	79.3%	91.7%	90.3%	94.0%	85.1%

Per Share Data
Basic earnings per share
Net income	$0.10	$1.30	$1.35	$0.32	$1.55	$1.42	$3.33
Operating income	$0.28	$0.96	$1.54	$0.62	$0.78	$1.25	$2.09
Diluted earnings per share
Net income	$0.10	$1.27	$1.33	$0.31	$1.52	$1.40	$3.27
Operating income	$0.27	$0.93	$1.51	$0.61	$0.76	$1.23	$2.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	June 30, 2015	December 31, 2014
ASSETS
Fixed maturity investments trading, at fair value	$6,431,543	$6,069,010
Equity securities trading, at fair value	815,641	844,163
Other invested assets	896,790	955,509
Total investments	8,143,974	7,868,682
Cash and cash equivalents	661,847	589,339
Restricted cash	107,069	80,971
Insurance balances receivable	944,539	664,815
Funds held	462,493	724,021
Prepaid reinsurance	399,169	360,732
Reinsurance recoverable	1,433,109	1,340,256
Reinsurance recoverable on paid losses	88,421	86,075
Accrued investment income	31,739	28,456
Net deferred acquisition costs	208,034	151,546
Goodwill	357,729	278,258
Intangible assets	136,368	46,298
Balances receivable on sale of investments	122,660	47,149
Net deferred tax assets	19,818	33,615
Other assets	190,025	121,350
TOTAL ASSETS	$13,306,994	$12,421,563

LIABILITIES
Reserve for losses and loss expenses	$6,363,948	$5,881,165
Unearned premiums	1,894,484	1,555,313
Reinsurance balances payable	231,350	180,060
Balances due on purchases of investments	205,430	5,428
Senior notes	798,962	798,802
Other long-term debt	24,472	19,213
Dividends payable	23,606	21,669
Accounts payable and accrued liabilities	139,941	181,622
TOTAL LIABILITIES	$9,682,193	$8,643,272

SHAREHOLDERS' EQUITY
Common shares: 2015 and 2014: par value CHF 4.10 per share (2015: 95,523,230; 2014: 100,775,256 shares issued and 2015: 90,796,360; 2014: 96,195,482 shares outstanding)	386,702	$408,020
Treasury shares, at cost (2015: 4,726,870; 2014: 4,579,774)	(159,186)	(143,075)
Accumulated other comprehensive loss	(3,272)	—
Retained earnings	3,400,557	3,513,346
TOTAL SHAREHOLDERS' EQUITY	$3,624,801	$3,778,291
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,306,994	$12,421,563

Book value per share	$39.92	$39.28
Diluted book value per share	$38.75	$38.27

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income	$9,458	$124,356	$130,509	$30,915	$151,863	$133,814	$328,835
Adjustments to reconcile net income to cash
provided by operating activities:
Net realized gains on sales of investments	(25,688)	(32,536)	(26,332)	(18,859)	(50,025)	(58,224)	(99,781)
Mark to market adjustments	58,286	(22,694)	27,618	53,479	(45,157)	35,592	(59,113)
Stock compensation expense	3,869	4,002	3,423	3,191	3,391	7,871	7,631
Undistributed income of equity method investments	6,220	9,767	3,399	(3,292)	16,036	15,987	13,744
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	119,037	13,890	(162,345)	69,318	57,663	132,927	101,911
Unearned premiums, net of prepaid reinsurance	(43,543)	203,980	(145,695)	27,006	16,677	160,437	258,006
Insurance balances receivable	(53,734)	(108,579)	180,168	41,447	(122,701)	(162,313)	(298,440)
Reinsurance recoverable on paid losses	18,650	(20,996)	(4,875)	8,811	(13,285)	(2,346)	(12,445)
Funds held	17,416	244,112	(318,318)	8,742	33,356	261,528	217,985
Reinsurance balances payable	7,217	4,262	(23,368)	(20,754)	64,141	11,479	51,159
Net deferred acquisition costs	18,078	(35,700)	20,281	(8,568)	3,845	(17,622)	(36,598)
Net deferred tax assets	(6,384)	3,693	7,697	(5,445)	1,413	(2,691)	1,934
Accounts payable and accrued liabilities	20,405	(75,008)	3,566	57,870	30,348	(54,603)	(53,397)
Other items, net	(39,461)	5,027	51,388	(23,066)	(1,723)	(34,434)	27,507
Net cash provided by (used in) operating activities	109,826	317,576	(252,884)	220,795	145,842	427,402	448,938

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net sales (purchases) of investments	449,477	(338,270)	(25,646)	90,152	(6,632)	111,207	(197,674)
Purchases of fixed assets	(9,610)	(8,374)	(45,166)	(8,889)	(3,265)	(17,984)	(5,601)
Change in restricted cash	(57,138)	31,040	97,987	(51,203)	16,815	(26,098)	21,638
Net cash paid for acquisitions	(137,960)	(3,543)	—	—	(2,565)	(141,503)	(2,565)
Net cash provided by (used in) investing activities	244,769	(319,147)	27,175	30,060	4,353	(74,378)	(184,202)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid	(21,522)	(21,669)	(21,686)	(21,857)	(16,475)	(43,191)	(33,207)
Proceeds from the exercise of stock options	3,166	4,223	2,387	1,327	3,283	7,389	6,313
Proceeds from other long-term debt	3,928	—	19,213	—	—	3,928	—
Share repurchases	(196,170)	(50,273)	(9,703)	(28,397)	(69,151)	(246,443)	(137,810)
Net cash used in financing activities	(210,598)	(67,719)	(9,789)	(48,927)	(82,343)	(278,317)	(164,704)

Effect of exchange rate changes on foreign currency cash	2,780	(4,979)	(6,433)	(5,796)	1,484	(2,199)	3,170

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	146,777	(74,269)	(241,931)	196,132	69,336	72,508	103,202
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	515,070	589,339	831,270	635,138	565,802	589,339	531,936
CASH AND CASH EQUIVALENTS, END OF PERIOD	$661,847	$515,070	$589,339	$831,270	$635,138	$661,847	$635,138

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended June 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$517,483	$134,997	$173,490	$825,970
Net premiums written	$372,193	$69,260	$162,216	$603,669
Net premiums earned	$328,541	$102,626	$215,209	$646,376
Total revenues	$328,541	$102,626	$215,209	$646,376

Expenses
Net losses and loss expenses	$237,747	$65,754	$128,020	$431,521
Acquisition costs	34,201	24,337	42,080	100,618
General and administrative expenses	58,144	30,724	19,495	108,363
Total expenses	$330,092	$120,815	$189,595	$640,502

Underwriting (loss) income	$(1,551)	$(18,189)	$25,614	$5,874
Other insurance-related income	924	—	—	924
Other insurance-related expenses	(591)	(644)	—	(1,235)
Segment (loss) income	$(1,218)	$(18,833)	$25,614	$5,563

Net investment income				42,760
Net realized investment losses				(20,182)
Amortization of intangible assets				(2,819)
Interest expense				(14,466)
Foreign exchange loss				(1,265)
Income before income taxes				$9,591

GAAP Ratios
Loss and loss expense ratio	72.4%	64.1%	59.5%	66.8%
Acquisition cost ratio	10.4%	23.7%	19.6%	15.6%
General and administrative expense ratio	17.7%	29.9%	9.1%	16.8%
Expense ratio	28.1%	53.6%	28.7%	32.4%
Combined ratio	100.5%	117.7%	88.2%	99.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR QUARTER

	Three Months Ended June 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$472,340	$73,564	$214,501	$760,405
Net premiums written	$293,388	$50,733	$209,803	$553,924
Net premiums earned	$265,800	$37,998	$233,449	$537,247
Total revenues	$265,800	$37,998	$233,449	$537,247

Expenses
Net losses and loss expenses	$178,732	$2,673	$133,450	$314,855
Acquisition costs	25,829	4,423	44,027	74,279
General and administrative expenses	58,527	17,477	20,184	96,188
Total expenses	$263,088	$24,573	$197,661	$485,322

Underwriting income	$2,712	$13,425	$35,788	$51,925
Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$2,712	$13,425	$35,788	$51,925

Net investment income				36,793
Net realized investment gains				85,217
Amortization of intangible assets				(634)
Interest expense				(14,592)
Foreign exchange loss				(651)
Income before income taxes				$158,058

GAAP Ratios
Loss and loss expense ratio	67.2%	7.0%	57.2%	58.6%
Acquisition cost ratio	9.7%	11.6%	18.9%	13.8%
General and administrative expense ratio	22.0%	46.0%	8.6%	17.9%
Expense ratio	31.7%	57.6%	27.5%	31.7%
Combined ratio	98.9%	64.6%	84.7%	90.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$898,249	$195,559	$612,776	$1,706,584
Net premiums written	$669,075	$112,155	$594,967	$1,376,197
Net premiums earned	$641,511	$152,666	$420,747	$1,214,924
Total revenues	$641,511	$152,666	$420,747	$1,214,924

Expenses
Net losses and loss expenses	$433,226	$86,264	$237,207	$756,697
Acquisition costs	65,233	31,345	82,739	179,317
General and administrative expenses	117,432	48,749	39,320	205,501
Total expenses	$615,891	$166,358	$359,266	$1,141,515

Underwriting income (loss)	$25,620	$(13,692)	$61,481	$73,409
Other insurance-related income	1,778	—	—	1,778
Other insurance-related expenses	(1,445)	(1,613)	—	(3,058)
Segment income (loss)	$25,953	$(15,305)	$61,481	$72,129

Net investment income				87,311
Net realized investment gains				24,843
Amortization of intangible assets				(3,452)
Interest expense				(28,803)
Foreign exchange loss				(11,162)
Income before income taxes				$140,866

GAAP Ratios
Loss and loss expense ratio	67.5%	56.5%	56.4%	62.3%
Acquisition cost ratio	10.2%	20.5%	19.7%	14.8%
General and administrative expense ratio	18.3%	31.9%	9.3%	16.9%
Expense ratio	28.5%	52.4%	29.0%	31.7%
Combined ratio	96.0%	108.9%	85.4%	94.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$818,252	$131,961	$711,585	$1,661,798
Net premiums written	$540,540	$81,780	$703,218	$1,325,538
Net premiums earned	$531,251	$73,009	$463,272	$1,067,532
Total revenues	$531,251	$73,009	$463,272	$1,067,532

Expenses
Net losses and loss expenses	$339,904	$7,062	$243,175	$590,141
Acquisition costs	49,504	7,302	85,195	142,001
General and administrative expenses	106,142	32,059	38,327	176,528
Total expenses	$495,550	$46,423	$366,697	$908,670

Underwriting income	$35,701	$26,586	$96,575	$158,862
Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$35,701	$26,586	$96,575	$158,862

Net investment income				84,412
Net realized investment gains				139,422
Amortization of intangible assets				(1,267)
Interest expense				(29,126)
Foreign exchange loss				(700)
Income before income taxes				$351,603

GAAP Ratios
Loss and loss expense ratio	64.0%	9.7%	52.5%	55.3%
Acquisition cost ratio	9.3%	10.0%	18.4%	13.3%
General and administrative expense ratio	20.0%	43.9%	8.3%	16.5%
Expense ratio	29.3%	53.9%	26.7%	29.8%
Combined ratio	93.3%	63.6%	79.2%	85.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Six Months Ended

	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
North American Insurance	$517,483	62.7%	$472,340	62.1%	$898,249	52.6%	$818,252	49.2%
Global Markets Insurance	134,997	16.3%	73,564	9.7%	195,559	11.5%	131,961	7.9%
Reinsurance	173,490	21.0%	214,501	28.2%	612,776	35.9%	711,585	42.8%
Total	$825,970	100.0%	$760,405	100.0%	$1,706,584	100.0%	$1,661,798	100.0%

Gross Premiums Written by Underwriting Location
United States	$483,115	58.5%	$442,549	58.2%	$1,019,747	59.8%	$963,321	58.0%
Bermuda	167,874	20.3%	185,872	24.4%	364,502	21.4%	415,503	25.0%
Asia Pacific	93,226	11.3%	50,905	6.7%	133,283	7.8%	97,729	5.9%
Europe	76,260	9.2%	77,985	10.3%	180,230	10.6%	181,321	10.9%
Canada	5,495	0.7%	3,094	0.4%	8,822	0.5%	3,924	0.2%
Total	$825,970	100.0%	$760,405	100.0%	$1,706,584	100.0%	$1,661,798	100.0%

Direct Premiums Written by Insured Location(1)
United States	$512,227	78.5%	$467,617	85.7%	$891,821	81.5%	$813,466	85.6%
Hong Kong	26,342	4.0%	2,282	0.4%	27,844	2.5%	2,935	0.3%
United Kingdom	23,567	3.6%	23,758	4.4%	42,315	3.9%	42,066	4.4%
Singapore	19,901	3.1%	979	0.2%	18,035	1.6%	1,495	0.2%
Canada	9,266	1.4%	7,185	1.3%	15,233	1.4%	10,674	1.1%
All other	61,177	9.4%	44,083	8.0%	98,560	9.1%	79,577	8.4%
Total	$652,480	100.0%	$545,904	100.0%	$1,093,808	100.0%	$950,213	100.0%

(1) Excludes Reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Six Months Ended

	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance
General casualty	$181,558	35.1%	$148,635	31.5%	$305,036	34.0%	$241,734	29.5%
Professional liability	109,216	21.1%	106,804	22.6%	194,527	21.7%	193,092	23.6%
General property (including energy)	79,006	15.3%	86,386	18.3%	122,308	13.6%	130,767	16.0%
Healthcare	44,687	8.6%	53,690	11.4%	90,267	10.0%	106,821	13.1%
Programs	40,090	7.7%	34,187	7.2%	80,611	9.0%	73,234	9.0%
Inland marine	25,807	5.0%	20,709	4.4%	43,983	4.9%	32,801	4.0%
Environmental	19,224	3.7%	11,413	2.4%	30,660	3.4%	21,743	2.7%
Other	17,895	3.5%	10,517	2.2%	30,857	3.4%	18,061	2.2%
Total	$517,483	100.0%	$472,341	100.0%	$898,249	100.0%	$818,252	100.0%

Global Markets Insurance
Professional liability	$31,985	23.8%	$27,794	37.8%	$54,739	28.1%	$47,425	35.9%
General property	24,652	18.3%	13,891	18.9%	34,261	17.5%	25,114	19.0%
General casualty	20,286	15.0%	11,723	15.9%	29,028	14.8%	17,927	13.6%
Construction	13,809	10.2%	—	0.0%	16,476	8.4%	—	0.0%
Marine	11,587	8.6%	2,562	3.5%	14,512	7.4%	4,085	3.1%
Motor	10,225	7.6%	—	0.0%	10,225	5.2%	—	0.0%
Trade credit	7,636	5.7%	7,008	9.5%	14,449	7.4%	15,494	11.7%
Aviation	6,058	4.5%	6,643	9.0%	9,421	4.8%	9,516	7.2%
Healthcare	4,622	3.4%	3,943	5.4%	8,312	4.3%	12,401	9.4%
Other	4,137	3.1%	—	0.0%	4,136	2.1%	—	0.0%
Total	$134,997	100.0%	$73,564	100.0%	$195,559	100.0%	$131,961	100.0%

Reinsurance
Property	$112,769	65.0%	$119,808	55.9%	$343,911	56.1%	$370,262	52.0%
Casualty	32,226	18.6%	64,422	30.0%	94,293	15.4%	149,514	21.0%
Specialty	28,495	16.4%	30,271	14.1%	174,572	28.5%	191,809	27.0%
Total	$173,490	100.0%	$214,501	100.0%	$612,776	100.0%	$711,585	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Six Months Ended

	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$226,994	69.1%	$177,852	66.9%	$447,679	69.9%	$350,570	66.0%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	10,753	3.3%	880	0.3%	(14,453)	(2.4)%	(10,666)	(2.0)%
Net losses and loss expenses	$237,747	72.4%	$178,732	67.2%	$433,226	67.5%	$339,904	64.0%

Global Markets Insurance
Current year - non-catastrophe	$63,973	62.4%	$22,508	59.2%	$99,706	65.3%	$43,946	60.2%
Current year - property catastrophe	4,000	3.9%	—	0.0%	4,000	2.6%	—	0.0%
Prior year - increase (decrease)	(2,219)	(2.2)%	(19,835)	(52.2)%	(17,442)	(11.4)%	(36,884)	(50.5)%
Net losses and loss expenses	$65,754	64.1%	$2,673	7.0%	$86,264	56.5%	$7,062	9.7%

Reinsurance
Current year - non-catastrophe	$137,393	63.8%	$159,634	68.4%	$269,792	64.1%	$289,625	62.5%
Current year - property catastrophe	21,000	9.8%	—	0.0%	21,000	5.0%	—	0.0%
Prior year - increase (decrease)	(30,373)	(14.1)%	(26,184)	(11.2)%	(53,585)	(12.7)%	(46,450)	(10.0)%
Net losses and loss expenses	$128,020	59.5%	$133,450	57.2%	$237,207	56.4%	$243,175	52.5%

Consolidated
Current year - non-catastrophe	$428,360	66.3%	$359,994	67.0%	$817,177	67.3%	$684,142	64.1%
Current year - property catastrophe	25,000	3.9%	—	0.0%	25,000	2.1%	—	0.0%
Prior year - increase (decrease)	(21,839)	(3.4)%	(45,139)	(8.4)%	(85,480)	(7.0)%	(94,001)	(8.8)%
Net losses and loss expenses	$431,521	66.8%	$314,855	58.6%	$756,697	62.4%	$590,141	55.3%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended June 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
General casualty	$(3.2)	$(2.7)	$(2.2)	$4.0	$4.7	$0.0	$0.6
Programs	(0.8)	(1.4)	(1.9)	(2.4)	0.7	(0.1)	(5.9)
General property	(0.6)	0.0	(0.7)	(0.8)	0.2	(2.0)	(3.9)
Healthcare	(3.8)	1.9	2.0	5.5	4.7	0.0	10.3
Professional liability	22.9	(8.0)	(6.4)	(3.4)	(1.3)	5.5	9.3
Inland Marine	0.0	0.0	0.0	0.0	(0.2)	0.0	(0.2)
Environmental	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	0.0	0.0	0.0	0.0	0.0	0.5	0.5
Total	$14.5	$(10.2)	$(9.2)	$2.9	$8.8	$3.9	$10.7

Global Markets Insurance
General casualty	$(4.1)	$(2.4)	$0.5	$2.0	$(0.6)	$(0.4)	$(5.0)
General property	(1.8)	0.4	(0.4)	(0.1)	(0.6)	(0.5)	(3.0)
Professional liability	4.4	(1.3)	(0.6)	(0.7)	(0.8)	0.4	1.4
Healthcare	0.0	0.0	(0.1)	(0.2)	0.2	0.1	0.0
Trade Credit	0.0	0.0	0.0	0.0	2.3	8.5	10.8
Construction	0.0	0.0	0.0	(0.1)	(0.3)	0.0	(0.4)
Marine	(0.1)	(0.2)	(0.2)	(0.3)	(0.1)	(4.3)	(5.2)
Motor	0.0	0.0	(0.1)	0.1	0.6	(0.7)	(0.1)
Aviation	0.0	0.0	0.0	0.0	0.4	(1.1)	(0.7)
Total	$(1.6)	$(3.5)	$(0.9)	$0.7	$1.1	$2.0	$(2.2)

Reinsurance
Property	$(0.2)	$1.7	$3.8	$(7.0)	$9.6	$(33.2)	$(25.3)
Casualty	(2.1)	(5.3)	1.2	3.1	1.4	0.9	(0.8)
Specialty	(0.2)	—	(0.3)	0.4	(1.5)	(2.7)	(4.3)
Total	$(2.5)	$(3.6)	$4.7	$(3.5)	$9.5	$(35.0)	$(30.4)

Consolidated
North American Insurance	$14.5	$(10.2)	$(9.2)	$2.9	$8.8	$3.9	$10.7
Global Markets Insurance	(1.6)	(3.5)	(0.9)	0.7	1.1	2.0	(2.2)
Reinsurance	(2.5)	(3.6)	4.7	(3.5)	9.5	(35.0)	(30.4)
Total	$10.4	$(17.3)	$(5.4)	$0.1	$19.4	$(29.1)	$(21.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
General casualty	$(11.7)	$(2.3)	$(7.1)	$6.2	$7.0	$0.3	$(7.6)
Programs	(2.9)	(3.2)	(2.2)	(2.5)	0.7	(0.4)	(10.5)
General property	(0.7)	0.0	(0.5)	(2.4)	(1.6)	(0.8)	(6.0)
Healthcare	(7.6)	(0.6)	4.2	14.6	4.7	0.0	15.3
Professional liability	17.7	(15.9)	(9.1)	(4.9)	(1.3)	5.5	(8.0)
Inland marine	0.0	0.0	0.0	0.0	(0.9)	0.9	0.0
Environmental	0.0	(0.1)	0.0	0.5	0.0	0.0	0.4
Other	0.0	0.0	0.0	0.0	0.0	1.9	1.9
Total	$(5.2)	$(22.1)	$(14.7)	$11.5	$8.6	$7.4	$(14.5)

Global Markets Insurance
General casualty	$(6.5)	$(2.6)	$0.2	$2.0	$(1.1)	$(0.4)	$(8.4)
General property	(1.7)	0.2	(0.4)	(0.2)	(4.3)	(3.8)	(10.2)
Professional liability	0.3	(4.7)	(0.7)	4.6	(1.2)	0.4	(1.3)
Healthcare	0.0	0.0	(0.2)	(0.3)	0.6	0.1	0.2
Trade Credit	0.0	0.0	0.0	0.0	(0.5)	11.3	10.8
Construction	0.0	0.0	0.0	(0.1)	(0.3)	0.0	(0.4)
Marine	(0.1)	(0.2)	(0.2)	(0.3)	(0.1)	(4.3)	(5.2)
Motor	0.0	0.0	(0.1)	0.1	0.6	(0.7)	(0.1)
Aviation	0.0	0.0	0.0	0.0	2.0	(4.8)	(2.8)
Total	$(8.0)	$(7.3)	$(1.4)	$5.8	$(4.3)	$(2.2)	$(17.4)

Reinsurance
Property	$(1.5)	$1.6	$4.0	$(7.6)	$8.9	$(44.5)	$(39.1)
Casualty	(12.8)	(12.9)	0.5	4.8	4.7	1.4	(14.3)
Specialty	(0.3)	0.0	(0.3)	0.3	(1.8)	1.9	(0.2)
Total	$(14.6)	$(11.3)	$4.2	$(2.5)	$11.8	$(41.2)	$(53.6)

Consolidated
North American Insurance	$(5.2)	$(22.1)	$(14.7)	$11.5	$8.6	$7.4	$(14.5)
Global Markets Insurance	(8.0)	(7.3)	(1.4)	5.8	(4.3)	(2.2)	(17.4)
Reinsurance	(14.6)	(11.3)	4.2	(2.5)	11.8	(41.2)	(53.6)
Total	$(27.8)	$(40.7)	$(11.9)	$14.8	$16.1	$(36.0)	$(85.5)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended June 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
General casualty	$19.5	$(3.4)	$(0.4)	$0.0	$(1.9)	$4.2	$18.0
Programs	(0.3)	(0.3)	0.3	(0.9)	(0.6)	(1.4)	(3.2)
General property	(0.5)	0.0	0.5	(1.6)	(0.6)	0.7	(1.5)
Healthcare	(2.9)	1.1	(3.7)	9.9	2.1	2.1	8.6
Professional liability	(6.2)	(16.0)	(1.0)	1.7	3.5	(0.1)	(18.1)
Inland Marine	0.0	0.0	0.0	0.0	(0.2)	(0.3)	(0.5)
Environmental	0.0	0.0	(0.2)	(1.0)	(1.2)	0.0	(2.4)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	$9.6	$(18.6)	$(4.5)	$8.1	$1.1	$5.2	$0.9

Global Markets Insurance
General casualty	$(4.9)	$(3.2)	$(2.3)	$2.0	$0.0	$0.0	$(8.4)
General property	(0.2)	(0.2)	(0.4)	(1.2)	(2.0)	(3.4)	(7.4)
Professional liability	(2.3)	(1.2)	(3.6)	(0.4)	3.9	0.0	(3.6)
Healthcare	0.0	0.0	0.0	(0.3)	(0.1)	0.0	(0.4)
Trade Credit	0.0	0.0	0.0	0.0	(1.3)	1.3	0.0
Total	$(7.4)	$(4.6)	$(6.3)	$0.1	$0.5	$(2.1)	$(19.8)

Reinsurance
Property	$0.4	$0.4	$0.4	$(5.1)	$(2.6)	$(15.9)	$(22.4)
Casualty	(0.4)	(1.2)	0.2	0.2	(0.9)	(0.8)	(2.9)
Specialty	(1.1)	0.2	0.2	(0.4)	5.9	(5.7)	(0.9)
Total	$(1.1)	$(0.6)	$0.8	$(5.3)	$2.4	$(22.4)	$(26.2)

Consolidated
North American Insurance	$9.6	$(18.6)	$(4.5)	$8.1	$1.1	$5.2	$0.9
Global Markets Insurance	(7.4)	(4.6)	(6.3)	0.1	0.5	(2.1)	(19.8)
Reinsurance	(1.1)	(0.6)	0.8	(5.3)	2.4	(22.4)	(26.2)
Total	$1.1	$(23.8)	$(10.0)	$2.9	$4.0	$(19.3)	$(45.1)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
General casualty	$15.2	$(3.6)	$(4.3)	$2.0	$(1.9)	$4.2	$11.6
Programs	2.2	(3.3)	0.3	(1.9)	(0.8)	(1.4)	(4.9)
General property	(0.6)	(0.5)	1.1	(3.6)	(1.4)	(2.1)	(7.1)
Healthcare	(6.8)	3.1	(3.7)	14.2	3.8	18.0	28.6
Professional liability	(20.2)	(17.7)	(1.0)	1.2	2.3	0.0	(35.4)
Inland Marine	0.0	0.0	0.0	(0.3)	(0.5)	(0.3)	(1.1)
Environmental	0.0	0.0	(0.2)	(1.0)	(1.2)	0.0	(2.4)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	$(10.2)	$(22.0)	$(7.8)	$10.6	$0.3	$18.4	$(10.7)

Global Markets Insurance
General casualty	$(10.3)	$(5.3)	$(3.2)	$2.0	$(0.1)	$0.0	$(16.9)
General property	(1.4)	(0.2)	(0.5)	(2.6)	(3.5)	(4.8)	(13.0)
Professional liability	(4.1)	(1.7)	(3.6)	(0.8)	4.0	0.0	(6.2)
Healthcare	0.0	0.0	(0.1)	(0.5)	(0.2)	0.0	(0.8)
Trade Credit	0.0	0.0	(0.1)	(1.0)	(0.2)	1.3	0.0
Total	$(15.8)	$(7.2)	$(7.5)	$(2.9)	$0.0	$(3.5)	$(36.9)

Reinsurance
Property	$(0.1)	$0.3	$1.0	$(5.8)	$(4.3)	$(29.6)	$(38.5)
Casualty	(5.8)	(1.0)	1.0	1.1	(0.2)	1.4	(3.5)
Specialty	(0.9)	0.3	0.3	(0.4)	4.8	(8.5)	(4.4)
Total	$(6.8)	$(0.4)	$2.3	$(5.1)	$0.3	$(36.7)	$(46.4)

Consolidated
North American Insurance	$(10.2)	$(22.0)	$(7.8)	$10.6	$0.3	$18.4	$(10.7)
Global Markets Insurance	(15.8)	(7.2)	(7.5)	(2.9)	0.0	(3.5)	(36.9)
Reinsurance	(6.8)	(0.4)	2.3	(5.1)	0.3	(36.7)	(46.4)
Total	$(32.8)	$(29.6)	$(13.0)	$2.6	$0.6	$(21.8)	$(94.0)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of June 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$731,004	$303,853	$418,084	$1,452,941
IBNR (net of reinsurance recoverable)	1,981,984	367,078	1,128,836	3,477,898
Total	$2,712,988	$670,931	$1,546,920	$4,930,839

IBNR/Total reserves (net of reinsurance recoverable)	73.1%	54.7%	73.0%	70.5%

	As of December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$730,258	$95,338	$455,910	$1,281,506
IBNR (net of reinsurance recoverable)	1,919,994	299,547	1,039,862	3,259,403
Total	$2,650,252	$394,885	$1,495,772	$4,540,909

IBNR/Total reserves (net of reinsurance recoverable)	72.4%	75.9%	69.5%	71.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	June 30, 2015				December 31, 2014

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating(1)	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$294,118	20.5%	$83,371	A+	$285,918	21.3%	$83,371
Axis Capital	A+	149,703	10.4%	7,122	A+	148,371	11.1%	7,819
Arch Re	A+	123,177	8.6%	2,768	A+	128,421	9.6%	3,356
RenaissanceRe	A+	94,248	6.6%	—	A+	103,530	7.7%	—
Swiss Re	A+	90,003	6.3%	—	A+	66,854	5.0%	—
Markel	A	84,556	5.9%	23,315	A	86,595	6.5%	35,287
Odyssey Reinsurance	A	80,283	5.6%	—	A	76,294	5.7%	—
XL Group	A	75,980	5.3%	—	A	78,377	5.8%	—
Transatlantic Holdings, Inc.	A	54,489	3.8%	—	A	54,652	4.1%	—
National Indemnity Company	A++	49,855	3.5%	—	A++	50,461	3.8%	—
Top ten reinsurers		1,096,412	76.5%	116,576		1,079,473	80.6%	129,833
Other reinsurers' balances		336,697	23.5%	43,807		260,783	19.4%	29,134
Total reinsurance recoverable		$1,433,109	100.0%	$160,383		$1,340,256	100.0%	$158,967

		Reinsurance				Reinsurance
A.M Best Rating(1)		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$78,113	5.5%	$1,345		$72,861	5.4%	$1,345
A+		811,002	56.6%	107,175		760,780	56.9%	108,412
A		526,486	36.7%	25,736		488,821	36.5%	37,934
A-		4,200	0.3%	—		3,215	0.2%	—
Total "A-" or higher		1,419,801	99.1%	134,256		1,325,677	98.9%	147,691
B++		4	0.0%	—		4	0.0%	—
NR		13,304	0.9%	26,127		14,575	1.1%	11,276
Total reinsurance recoverable		$1,433,109	100.0%	$160,383		$1,340,256	100.0%	$158,967

(1) A.M. Best Rating is used to the extent available, otherwise its equivalent Standard & Poor's rating is used.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of June 1, 2015
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$493	$640	U.S. Southeast(1)	Hurricane	$419	$503

U.S. total	Earthquake	$397	$493	U.S. Gulf Coast(2)	Hurricane	$253	$347

				U.S. Northeast(3)	Hurricane	$217	$416

				California	Earthquake	$332	$445

PMLs Over the Most Recent Six Quarters as a % of Total Capital(4)

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, senior notes and other long-term debt.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at June 1, 2015. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of June 30, 2015						As of December 31, 2014

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$768,916	AAA	8.6%	$768,916	$—	$768,916	$670,310
U.S. government securities	1,222,556	AA+	13.7%	1,222,556	—	1,222,556	1,499,347
U.S. government agencies	58,288	AA+	0.7%	58,288	—	58,288	111,155
Non-U.S. government and government agencies	411,550	AA	4.6%	382,104	29,446	411,550	188,199
State, municipalities and political subdivisions	348,823	AA-	3.9%	296,197	52,626	348,823	170,567
Mortgage-backed securities:
Agency MBS	574,976	AA+	6.5%	574,976	—	574,976	624,413
Non-agency RMBS	89,288	B+	1.0%	32,097	57,191	89,288	93,419
CMBS	598,755	BBB	6.7%	345,748	253,007	598,755	545,685
Total mortgage-backed securities	1,263,019		14.2%	952,821	310,198	1,263,019	1,263,517
Corporate securities(1):
Financials	1,055,836	A	11.8%	1,012,531	43,305	1,055,836	1,024,667
Industrials	1,226,827	BBB	13.8%	945,094	281,732	1,226,826	1,029,729
Utilities	121,571	BBB	1.4%	111,324	10,247	121,571	110,997
Total corporate securities	2,404,234		27.0%	2,068,949	335,284	2,404,233	2,165,393
Asset-backed securities:
Credit cards	64,474	AAA	0.7%	64,474	—	64,474	64,704
Auto receivables	44,326	AAA	0.5%	44,326	—	44,326	32,408
Student Loans	160,355	AAA	1.8%	160,355	—	160,355	156,155
Collateralized loan obligations	384,004	AA	4.3%	358,903	25,101	384,004	354,898
Other	69,914	AA	0.8%	65,789	4,125	69,914	62,667
Total asset-backed securities	723,073		8.1%	693,847	29,226	723,073	670,832
Equities	815,641	N/A	9.3%	—	815,641	815,641	844,163
Other invested assets:
Private equity	387,392	N/A	4.3%	—	387,392	387,392	357,350
Hedge funds	351,900	N/A	3.9%	—	351,900	351,900	425,030
Other private securities	127,617	N/A	1.4%	—	127,617	127,617	142,966
High yield loan fund	29,881	N/A	0.3%	—	29,881	29,881	30,163
Total other invested assets	896,790		9.9%	—	896,790	896,790	955,509
Total investment portfolio	$8,912,890		100.0%	$6,443,678	$2,469,211	$8,912,889	$8,538,992

Annualized book yield, year to date	2.0%						2.1%
Duration(2)	2.0 years						1.8 years
Average credit quality (S&P)	A+						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Six Months Ended

	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
NET INVESTMENT INCOME
Fixed maturity investments	$41,205	$35,936	$77,463	$72,235
Equity securities	4,862	5,912	8,425	9,165
Other invested assets: hedge funds and private equity	4,583	2,527	12,963	6,519
Other invested assets: other private securities	(3,789)	(3,417)	(2,923)	3,999
Cash and cash equivalents	439	571	901	1,010
Expenses	(4,540)	(4,736)	(9,518)	(8,516)
Net investment income	$42,760	$36,793	$87,311	$84,412

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized gains on sale:
Fixed maturity investments	$4,865	$10,307	$10,313	$17,765
Equity securities	12,608	8,193	27,154	44,401
Other invested assets: hedge funds and private equity	8,547	33,189	20,838	39,567
Net realized and unrealized gains (losses) on derivatives	13,920	(13,720)	2,288	(26,640)
Mark-to-market (losses) gains:
Fixed maturity investments	(52,688)	36,426	(27,171)	58,882
Equity securities	(329)	21,316	5,091	(289)
Other invested assets: hedge funds and private equity	(7,105)	(10,494)	(13,670)	5,736
Net realized investment (losses) gains	$(20,182)	$85,217	$24,843	$139,422

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$22,578	$122,010	$112,154	$223,834

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$42,760	$36,793	$87,311	$84,412
Annualized net investment income	171,040	147,172	174,622	168,824
Average aggregate invested assets, at cost	$8,554,297	$8,470,360	$8,544,369	$8,340,009
Annualized investment book yield	2.0%	1.7%	2.0%	2.0%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$22,578	$122,010	$112,154	$223,834
Average aggregate invested assets, at fair value	$8,601,785	$8,702,994	$8,705,417	$8,570,119
Financial statement portfolio return	0.3%	1.4%	1.3%	2.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income and Equity Exposures:

	Carrying Value	Unfunded			Fair Value	Portfolio
Fund Details	June 30, 2015	Commitments	Corporate		June 30, 2015	Percentage
Private Equity:			JPMorgan Chase & Co		$60,894	0.7%
Primary and secondary	$198,302	$180,988	Bank of America Corp		59,047	0.7%
Mezzanine debt	183,002	255,333	General Electric Co		56,913	0.6%
Distressed	6,088	5,561	Morgan Stanley		48,430	0.5%
Real Estate	—	150,000	Mitsubishi UFJ Financial Group		46,323	0.5%
Total private equity	387,392	591,882	American Express Co		40,552	0.5%
Hedge Funds:			Wells Fargo & Co		38,425	0.4%
Distressed	170,858	—	HSBC Holdings PLC		35,060	0.4%
Equity long/short	60,103	—	US Bancorp/MN		31,513	0.4%
Relative value credit	120,939	—
Total hedge funds	351,900	—
Other private securities	127,617	—
High yield loan fund	29,881	—
Total other invested assets	$896,790	$591,882

Fixed Income Credit Quality:	June 30, 2015		December 31, 2014

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,280,844	19.9%	$1,610,501	26.5%
AAA/Aaa	1,316,465	20.5%	885,454	14.6%
AA/Aa	1,260,127	19.6%	1,247,461	20.6%
A/A	1,183,327	18.4%	1,205,509	19.9%
BBB/Baa	634,000	9.9%	421,347	6.9%
Total BBB/Baa and above	5,674,763	88.3%	5,370,272	88.5%
BB/Bb	64,937	1.0%	80,005	1.3%
B/B	340,217	5.3%	385,120	6.4%
CCC+ and below	351,626	5.4%	233,613	3.8%
Total	$6,431,543	100.0%	$6,069,010	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - June 30, 2015
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed					Equity		Total
Region	Country	Sovereign	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials		Utilities	Securities		Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,010		$—		$1,591	$7,601

Australia/	Australia	26,824	—	—	—	—	—	—	38,539	1,852		—		2,277	69,492
Oceania	New Zealand	—	—	—	—	—	—	—	4,831	—		—		—	4,831
	Total	26,824	—	—	—	—	—	—	43,370	1,852		—		2,277	74,323

Europe	Austria	—	—	—	—	—	—	—	—	—		—		1,342	1,342
	Belgium	—	—	—	—	—	—	—	—	11,438		—		8,483	19,921
	Denmark	—	—	—	—	—	—	—	—	—		—		5,301	5,301
	Finland	—	—	—	—	—	—	—	—	—		—		4,065	4,065
	France	8,704	11,415	—	—	—	—	—	30,893	20,927		—		46,742	118,681
	Germany	25,930	736	—	—	—	—	—	399	43,184		—		28,185	98,434
	Greece	—	—	—	—	—	—	—	—	—	—	—		2,724	2,724
	Hungary	—	—	—	—	—	—	—	—	—		—		574	574
	Ireland	—	—	—	—	—	—	—	—	651		—		8,945	9,596
	Italy	—	—	—	—	—	—	—	259	—		—		8,059	8,318
	Luxembourg	—	—	—	—	—	—	—	2,825	8,418		—		864	12,107
	Netherlands	—	—	—	—	—	—	3,466	46,480	13,071		—		18,587	81,604
	Norway	3,578	—	—	—	—	—	—	6,609	—		—		504	10,691
	Poland	—	—	—	—	—	—	—	—	—		—		520	520
	Portugal	—	—	—	—	—	—	—	—	—		—		426	426
	Spain	—	—	—	—	—	—	—	—	1,181		—		13,881	15,062
	Sweden	—	—	—	—	—	—	—	13,932	1,675		—		5,630	21,237
	Switzerland	2,182	—	—	—	—	—	—	48,254	30,119		—		23,323	103,878
	United Kingdom	39,995	—	—	—	3,197	—	2,555	41,005	61,265		—		40,261	188,278
	Total	80,389	12,151	—	—	3,197	—	6,021	190,656	191,929		—		218,416	702,759

Latin	Brazil	2,896	—	—	—	—	—	—	—	1,488		—		877	5,261
America	Chile	—	—	—	—	—	—	—	4,455	1,110		—		—	5,565
	Mexico	—	—	—	—	—	—	—	—	2,251		1,687		—	3,938
	Panama	—	—	—	—	—	—	—	—	—		—		819	819
	Total	2,896	—	—	—	—	—	—	4,455	4,849		1,687		1,696	15,583

North	Bermuda	—	—	—	—	—	—	—	—	—		—		2,119	2,119
America	Canada	51,539	—	—	—	—	—	—	62,658	24,450		144		6,356	145,147
	Cayman Islands	—	—	—	—	—	—	188,403	22,765	571		—		—	211,739
	Puerto Rico	—	—	52,626	—	—	—	—	—	15,523		—		—	68,149
	United States	1,306,018	—	296,197	574,976	86,091	598,755	528,649	669,327	950,052		115,973		394,155	5,520,193
	Total	1,357,557	—	348,823	574,976	86,091	598,755	717,052	754,750	990,596		116,117		402,630	5,947,347

Asia /	China	17,163	—	—	—	—	—	—	3,522	4,077		—		64,986	89,748
Middle East	Hong Kong	127,704	—	—	—	—	—	—	11,086	1,023		316		1,703	141,832
	India	—	—	—	—	—	—	—	—	—		—		975	975
	Indonesia	—	—	—	—	—	—	—	—	—		—		378	378
	Israel	—	—	—	—	—	—	—	—	1,073		—		—	1,073
	Japan	—	—	—	—	—	—	—	26,750	11,864		—		114,446	153,060
	Kyrgyzstan	—	—	—	—	—	—	—	—	—		—		283	283
	Malaysia	—	—	—	—	—	—	—	2,228	—		—		583	2,811
	Singapore	77,719	—	—	—	—	—	—	7,606	13,553		3,451		571	102,900
	South Korea	1,405	—	—	—	—	—	—	—	—		—	—	2,359	3,764
	Taiwan	—	—	—	—	—	—	—	—	—		—		2,747	2,747
	Total	223,991	—	—	—	—	—	—	51,192	31,590		3,767		189,031	499,571
	Grand Total	$1,691,657	$12,151	$348,823	$574,976	$89,288	$598,755	$723,073	$1,044,423	$1,226,826		$121,571		$815,641	$7,247,184

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$34.94	97.7%
June 30, 2014	70,874	1,949,496	36.36	36.33	100.1%
September 30, 2014	24,996	654,851	38.17	37.05	103.0%
December 31, 2014	10,844	290,242	37.36	37.70	99.1%
Total - 2014	$175,373	4,906,785	$35.74	$36.24	98.6%

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
Total - 2015	$245,301	6,047,437	$40.56	$39.10	103.7%	$173,060

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	June 30, 2015	December 31, 2014

Senior notes	$798,962	$798,802
Other long-term debt	24,472	19,213
Shareholders' equity	3,624,801	3,778,291
Total capitalization	$4,448,235	$4,596,306

Leverage Ratios
Debt to total capitalization	18.5%	17.8%

Net premiums written (trailing 12 months)	$2,372,234	$2,322,078
Net premiums written (trailing 12 months) to shareholders' equity	0.65x	0.61x

Total investments and cash & cash equivalents	$8,805,821	$8,538,992
Total investments and cash & cash equivalents to shareholders' equity	2.43x	2.26x

Reserve for losses and loss expenses	$6,363,948	$5,881,165
Deduct: reinsurance recoverable	(1,433,109)	(1,340,256)
Net reserve for losses and loss expenses	$4,930,839	4,540,909
Net reserve for losses and loss expenses to shareholders' equity	1.36x	1.20x

Fixed Charge Coverage Ratio	Three Months Ended					Six Months Ended

	June 30,			June 30,		June 30,			June 30,
	2015			2014		2015			2014

Interest expense	$14,466			$14,592		$28,803			$29,126

Income before income taxes	9,591			158,058		140,866			351,603
Interest expense	14,466			14,592		28,803			29,126
Earnings for calculation of fixed coverage ratio	$24,057			$172,650		$169,669			$380,729

Fixed charge coverage ratio	1.7	x	x	11.8	x	5.9	x	x	13.1	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014

Net income	$9,458	$124,356	$130,509	$30,915	$151,863	$133,814	$328,835
Add after tax effect of:
Net realized investment losses (gains)	15,112	(42,572)	18,038	29,413	(76,443)	(27,460)	(123,605)
Foreign exchange loss (gain)	1,265	9,897	(21)	278	651	11,162	700
Operating income	$25,835	$91,681	$148,526	$60,606	$76,071	$117,516	$205,930

Weighted average common shares outstanding
Basic	92,441,730	95,935,551	96,386,796	96,458,231	97,809,639	94,178,989	98,672,618
Diluted	93,984,226	97,577,029	98,394,432	98,444,238	99,724,802	95,830,455	100,691,568

Basic per share data
Net income	$0.10	$1.30	$1.35	$0.32	$1.55	$1.42	$3.33
Add after tax effect of:
Net realized investment losses (gains)	0.16	(0.44)	0.19	0.30	(0.78)	(0.29)	(1.25)
Foreign exchange loss (gain)	0.02	0.10	0.00	0.00	0.01	0.12	0.01
Operating income	$0.28	$0.96	$1.54	$0.62	$0.78	$1.25	$2.09

Diluted per share data
Net income	$0.10	$1.27	$1.33	$0.31	$1.52	$1.40	$3.27
Add after tax effect of:
Net realized investment losses (gains)	0.16	(0.44)	0.18	0.30	(0.77)	(0.29)	(1.23)
Foreign exchange loss (gain)	0.01	0.10	0.00	0.00	0.01	0.12	0.01
Operating income	$0.27	$0.93	$1.51	$0.61	$0.76	$1.23	$2.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014

Opening shareholders' equity	$3,829,067	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,778,291	$3,519,826
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted opening shareholders' equity	$3,829,067	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,778,291	$3,519,826

Closing shareholders' equity	$3,624,801	$3,829,067	$3,778,291	$3,676,599	$3,682,762	$3,624,801	$3,682,762
Add: accumulated other comprehensive loss	3,272	—	—	—	—	3,272	—
Adjusted closing shareholders' equity	$3,628,073	$3,829,067	$3,778,291	$3,676,599	$3,682,762	$3,628,073	$3,682,762

Average adjusted shareholders' equity	$3,728,570	$3,803,679	$3,727,445	$3,679,681	$3,649,720	$3,703,182	$3,601,294

Net income available to shareholders	$9,458	$124,356	$130,509	$30,915	$151,863	$133,814	$328,835

Annualized net income available to shareholders	$37,832	$497,424	$522,036	$123,660	$607,452	$267,628	$657,670

Annualized return on average shareholders' equity -
net income available to shareholders	1.0%	13.1%	14.0%	3.4%	16.6%	7.2%	18.3%

Operating income available to shareholders	$25,835	$91,681	$148,526	$60,606	$76,071	$117,516	$205,930

Annualized operating income available to
shareholders	$103,340	$366,724	$594,104	$242,424	$304,284	$235,032	$411,860

Annualized return on average shareholders' equity -
operating income available to shareholders	2.8%	9.6%	15.9%	6.6%	8.3%	6.3%	11.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	June 30,	December 31,	June 30,
	2015	2014	2014

Price per share at period end	$43.22	$37.92	$38.02

Total shareholders' equity	$3,624,801	$3,778,291	$3,682,762

Basic common shares outstanding	90,796,360	96,195,482	96,929,091

Add: unvested restricted stock units	829,622	502,506	516,546

Add: performance based equity awards	591,683	616,641	619,428

Add: employee purchase plan	43,538	42,176	29,293

Add: dilutive stock options outstanding	2,096,048	2,426,674	2,620,016
Weighted average exercise price per share	$16.66	$16.41	$16.24
Deduct: stock options bought back via treasury method	(807,727)	(1,050,151)	(1,119,123)

Common shares and common share equivalents outstanding	93,549,524	98,733,328	99,595,251

Basic book value per common share	$39.92	$39.28	$37.99
Year-to-date percentage change in basic book value per common share	1.6%	7.2%

Diluted book value per common share	$38.75	$38.27	$36.98
Year-to-date percentage change in diluted book value per common share	1.3%	7.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 24 for the calculation of annualized investment book yield.